NOTE 3 - PROPERTY ACQUISITIONS AND SALES	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
NOTE 3 – PROPERTY ACQUISITIONS AND SALES

On October 20, 2011, Legend Canada completed the acquisition of petroleum and natural gas leases, lands and facilities held by International Sovereign Energy Corp. ("Sovereign") located in Canada.  The assets acquired consisted of substantially all of Sovereign's assets, including interests in producing oil and gas leasehold properties in Western Canada that have been maintained through the drilling of internally generated low to medium risk exploration and development sites.  The principal natural gas leasehold properties are located in Medicine River and Berwyn in Alberta, and Clarke Lake in British Columbia.  The assets also included an interest in various light oil properties located in Red Earth and Swan Hills in Alberta, and in Inga in British Columbia.

The acquisition was accounted for using the acquisition method where net assets acquired and consideration transferred were recorded at fair value.  Consideration transferred in the transaction was $16,605,419, resulting in no goodwill or bargain purchase gain.  The following summarizes the consideration transferred to Sovereign and the amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

Consideration:
Cash, net of purchase price adjustments	$8,789,882
Equity instruments (3,552,516 common shares of the Company)	7,815,537
Contingent consideration	-
Fair value of total consideration transferred	$16,605,419

Recognized amounts of identifiable assets acquired and liabilities assumed:
Proved oil and gas property	$9,776,364
Unproven oil and gas property	8,228,018
Asset retirement obligations	(1,398,963)
Total fair value of net assets	$16,605,419

The cash component of the transaction was financed through a combination of existing funds and the proceeds from the note payable to bank.  The fair value of the 3,552,516 common shares issued was determined on the basis of the closing market price of the Company's common shares on the acquisition date.  Contingent consideration transferred represented a security price guarantee whereby if the weighted average trading price of the Company's common stock fell below certain price thresholds at the end of certain periods, the Company will be required to issue a certain number of additional shares to Sovereign.  The contingent consideration had no fair value on the acquisition date.  Acquisition-related costs (included in general and administrative expenses in the accompanying consolidated statements of operations) amounted to $394,000 for the year ended December 31, 2011.

In 2012, the Swan Hills and Red Earth properties acquired from Sovereign in 2011 were disposed of in exchange for consideration of CA$1,750,000, before selling expenses.  The net proceeds from the sale of the Swan Hills and Red Earth properties amounted to $1,719,598 and the proceeds were accounted for as an adjustment of capitalized costs with no gain or loss recognized in income.

On October 29, 2012, we sold the Divide County assets in North Dakota for net proceeds of $396,531.  There was a substantial economic difference between the North Dakota property and property retained in the United States cost center due to the degree of development of the properties.  As such, we allocated the capitalized costs within the cost center based on the relative fair value of the properties in determining whether the there was a significant alteration in the relationship between capitalized costs and proved reserves resulting from the sale.  We determined that deferring the gain by crediting the sales proceeds against capitalized costs would result in a significant alteration in the relationship between capitalized costs and proved reserves, and a significant distortion of the amortization rate.  As a result, the sale resulted in a gain recognized in income of $257,745 during the year ended December 31, 2012.